                                                                   Exhibit 10.1

                      EIGHTH AMENDMENT TO LICENSE AGREEMENT


         This Eighth Amendment to License Agreement is dated effective as of June 22, 2006 and is made by and between Emerson Radio Corp. ("Licensor") and Funai Corporation, Inc. ("Licensee").

         WHEREAS, Licensor and Licensee are parties to that License Agreement dated effective January 1, 2001, as amended (collectively, the "Agreement") which currently terminates on December 31, 2007; and

         WHEREAS, the parties hereto wish to extend the Agreement to December 31, 2010.

         NOW, THEREFORE, the parties agree to the following:

         1. Amendment of Section 3 of the Agreement. Section 3 of the Agreement shall be amended to read in full as follows:

                  "(a) Subject to the earlier expiration or termination of this Agreement as provided in Section 9 or otherwise, this Agreement shall be effective as of the Effective Date and expire as of the close of business on December 31, 2010 ("Initial Term"). The parties agree that each September, beginning September 2009, they shall meet and discuss a one-year extension of the then expiration date of the Agreement, and the minimum royalties and gross sales projections for any such extended term, provided (i) Licensee has paid to Licensor all Royalties and Minimum Royalties payable for each Contract Year as set forth herein on Fourth Amended Exhibit C of this Agreement, and (ii) Licensee has satisfied and/or complied with all of its obligations hereunder. Each successive renewal period shall hereinafter be referred to as a "Renewal Term". "Initial Term" and "Renewal Term" shall collectively be referred to as "Term".

                  "(b) Notwithstanding any language herein to the contrary, should the parties not agree pursuant to Section 3(a) herein of an extension of the then expiration date of the Agreement or should the Agreement terminate, if at least one hundred twenty (120) days prior to the actual date of expiration or termination of this Agreement Licensor shall receive an offer from a third party for a license to use the Trademark on the Goods in the Territory, then in such case Licensor shall within ten (10) days thereafter notify Licensee in writing if it wishes to be granted by Licensor a license to use the Trademark on the Goods in the Territory pursuant to the same terms and conditions as those stated in such third party's offer. If Licensee so notifies Licensor in writing within thirty (30) days of its receipt of such notice that it is exercising such right of first refusal, then Licensor and Licensee shall enter into a formal written agreement signed by both parties and Licensor shall not grant such license to such third party or any other party. If Licensee does not timely notify Licensor that it is exercising such right of first refusal, then Licensor shall have the right to accept such offer from such third party and Licensee shall no longer have any rights pursuant to this Section 3(b), except that if Licensor shall in such case not agree to such offer from such third party, then Licensee's rights pursuant to this Section 3(b) shall continue to exist."

         2. Capitalized Terms. All capitalized terms not defined herein shall have the same meaning as in the Agreement.

         3. Counterparts/Telefax Signature. This Eighth Amendment and any future amendments may be executed in several counterparts that together shall constitute but one and the same amendment. A party's signature by telefax shall be treated as if such document were signed in the original.

         4. All Other Provisions of the Agreement. All other provisions of the Agreement not amended herein shall continue to have their full force and effect.

         IN WITNESS WHEREOF, this Eighth Amendment has been executed by the duly authorized representative of each party effective as of the date first set forth above.


EMERSON RADIO CORP.                            FUNAI CORPORATION, INC.
"Licensor"                                     "Licensee"


By: /s/ John J. Raab                           By: /s/ Tomonori Hayashi
    --------------------------                     ----------------------------
Name: John J. Raab                             Name: Tomonori Hayashi
Title: COO & Senior Executive                  Title: Chairman & Chief
       Vice President                                 Executive Officer

                            FOURTH AMENDED EXHIBIT C


I.       ANNUAL MINIMUM ROYALTY(IES) AND PAYMENT SCHEDULE
         ------------------------------------------------

         A.  FIRST CONTRACT YEAR (1/1/01-12/31/01):               $4,300,000

             Within 10 days of Licensee's signing        $   500,000
             January 2, 2001                             $   250,000
             April 30, 2001                              $   250,000
             July 31, 2001                               $ 1,000,000
             October 31, 2001                            $ 1,150,000
             January 31, 2002                            $ 1,150,000
                                                         -----------
             Total                                       $ 4,300,000

         B.  SECOND CONTRACT YEAR (1/1/02-12/31/02):              $4,300,000

             April 30, 2002                              $ 1,000,000
             July 31, 2002                               $ 1,000,000
             October 31, 2002                            $ 1,150,000
             January 31, 2003                            $ 1,150,000
                                                         ----------
             Total                                       $ 4,300,000

         C.  THIRD CONTRACT YEAR (1/1/03-12/31/03):               $4,300,000

             April 30, 2003                              $ 1,000,000
             July 31, 2003                               $ 1,000,000
             October 31, 2003                            $ 1,150,000
             January 31, 2004                            $ 1,150,000
                                                         -----------
             Total                                       $ 4,300,000

         D.  FOURTH CONTRACT YEAR (1/1/04-12/31/04):              $4,300,000

             April 30, 2004                              $ 1,000,000
             July 31, 2004                               $ 1,000,000
             October 31, 2004                            $ 1,150,000
             January 31, 2005                            $ 1,150,000
                                                         -----------
             Total                                       $ 4,300,000

         E.  FIFTH CONTRACT YEAR (1/1/05-12/31/05):               $4,300,000

             April 30, 2005                              $ 1,000,000
             July 31, 2005                               $ 1,000,000
             October 31, 2005                            $ 1,150,000
             January 31, 2006                            $ 1,150,000
                                                         -----------
             Total                                       $ 4,300,000

         F.  SIXTH CONTRACT YEAR (1/1/06-12/31/06):               $4,300,000

             April 30, 2006                              $1,000,000
             July 31, 2006                               $1,000,000
             October 31, 2006                            $1,150,000
             January 31, 2007                            $1,150,000
                                                         ----------
             Total                                       $4,300,000

         G.  SEVENTH CONTRACT YEAR (1/1/07-12/31/07):             $4,300,000

             April 30, 2007                              $1,000,000
             July 31, 2007                               $1,000,000
             October 31, 2007                            $1,150,000
             January 31, 2008                            $1,150,000
                                                         ----------
             Total                                       $4,300,000

         H.  EIGHTH CONTRACT YEAR (1/1/08-12/31/08):              $4,300,000

             April 30, 2008                              $1,000,000
             July 31, 2008                               $1,000,000
             October 31, 2008                            $1,150,000
             January 31, 2009                            $1,150,000
                                                         ----------
             Total                                       $4,300,000

         I.  NINTH CONTRACT YEAR (1/1/09-12/31/09):               $4,300,000

             April 30, 2009                              $1,000,000
             July 31, 2009                               $1,000,000
             October 31, 2009                            $1,150,000
             January 31, 2010                            $1,150,000
                                                         ----------
             Total                                       $4,300,000

         J.  TENTH CONTRACT YEAR (1/1/10-12/31/10):               $4,300,000

             April 30, 2010                              $1,000,000
             July 31, 2010                               $1,000,000
             October 31, 2010                            $1,150,000
             January 31, 2011                            $1,150,000
                                                         ----------
             Total                                       $4,300,000

II.      TOTAL MINIMUM SALES PROJECTIONS BY CONTRACT YEAR
         ------------------------------------------------

                  Year 1 -  $215,000,000 US
                  Year 2 -  $215,000,000 US
                  Year 3 -  $215,000,000 US
                  Year 4 -  $215,000,000 US
                  Year 5 -  $215,000,000 US
                  Year 6 -  $215,000,000 US
                  Year 7 -  $215,000,000 US
                  Year 8 -  $215,000,000 US
                  Year 9 -  $215,000,000 US
                  Year 10 - $215,000,000 US